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                                                                   EXHIBIT 10.83



            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of May 1, 2001 is among EZCORP, INC., a Delaware corporation ("Borrower"), each of the Lenders party to the Agreement referred to below, and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity the "Agent") and as the Issuing Bank.

                                    RECITALS:

         Borrower, Agent, Lenders and Issuing Bank have previously entered into that certain Amended and Restated Credit Agreement dated as of December 15, 2000 (the "Agreement").

         Borrower, Agent, Lenders and Issuing Bank now desire to amend the Agreement to provide that the Net Proceeds from the sales of computer equipment be applied pursuant to Section 4.3(e) of the Agreement as hereinafter more specifically provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         1.1 Definitions. All capitalized terms not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                    Amendment

         2.1 Amendment to Section 4.3(e). Effective as of the date hereof,
Section 4.3(e) of the Agreement is amended and restated to read in its entirety as follows:

                  "(e) Upon (i) the sale, sale/lease back, liquidation or other disposition of any Real Property or computer equipment by the Borrower or any Subsidiary, (ii) the receipt by the Borrower or any Subsidiary of any federal or state income tax refunds, (iii) the collection of notes receivable by the Borrower or any Subsidiary, (iv) the sale or other disposition of certain store locations (including sales of Real Property and operating business, but excluding liquidating sales of Inventory and pawn loans and Pay-Day Advance Loans of the Borrower or any Subsidiary) by the Borrower or any Subsidiary permitted by Section 9.8(e), or the sale, transfer or other disposition of the Borrower's or any Subsidiary's stock or other equity interest in Albemarle & Bond Holdings PLC, the Borrower shall promptly prepay the Advances by an amount equal to the Net Proceeds of any such sales or dispositions, the amount of such tax refund or the amount of such collection or notes, as applicable. Any such mandatory prepayments shall be


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         applied first to the Tranche B Loan, then to the Tranche C Loan, then to the Swing Loan Advances, then to Letter of Credit Disbursements for which the Issuing Bank has not been reimbursed by the Borrower, then to Tranche A Advances, and then to the remaining Letter of Credit Liabilities. Any prepayments hereunder shall be accompanied with accrued and unpaid interest on the amount prepaid to the date of prepayment."

                                   ARTICLE III

                  Ratifications, Representations and Warranties

         3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders, Issuing Bank and Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         3.2 Representations and Warranties. Borrower hereby represents and warrants to the Lenders, Agent and Issuing Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Default has occurred and is continuing, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE IV

                                  Miscellaneous

         4.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, Agent or Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, Agent or Issuing Bank to rely upon them.

         4.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.


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         4.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         4.4 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Travis County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         4.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, Agent, Issuing Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         4.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         4.7 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.




                  [Remainder of Page Intentionally Left Blank]





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Executed as of the date first written above.

                                   BORROWER:

                                   EZCORP, INC.

                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                   AGENT, ISSUING BANK AND LENDER:

                                   WELLS FARGO BANK TEXAS, NATIONAL
                                   ASSOCIATION


                                   By:
                                      ------------------------------------------
                                      Larry Clayton
                                      Vice President



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                                   OTHER LENDERS:

                                   BANK ONE, NA (successor by merger to Bank
                                   One, Texas, National Association)


                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------




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                                   GUARANTY BANK (formerly known as Guaranty
                                   Federal Bank, F.S.B.)

                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------



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                                   COMERICA BANK-TEXAS



                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------



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                                   THE CHASE MANHATTAN BANK (successor by
                                   merger to Chase Bank of Texas, National
                                   Association)

                                   By:
                                      ------------------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------



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                                   Obligated Parties Consent

       Each of the undersigned Obligated Parties (i) consent and agree to this Amendment; and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligated Party enforceable against it in accordance with their respective terms.

                                          OBLIGATED PARTIES:

                                          EZPAWN ALABAMA, INC.
                                          EZPAWN ARKANSAS, INC.
                                          EZPAWN COLORADO, INC.
                                          EZPAWN FLORIDA, INC.
                                          EZPAWN GEORGIA, INC.
                                          EZPAWN HOLDINGS, INC.
                                          EZPAWN INDIANA, INC.
                                          EZPAWN LOUISIANA, INC.
                                          EZPAWN NEVADA, INC.
                                          EZPAWN NORTH CAROLINA, INC.
                                          EZPAWN OKLAHOMA, INC.
                                          EZPAWN TENNESSEE, INC.
                                          TEXAS EZPAWN MANAGEMENT, INC.
                                          EZ CAR SALES, INC.
                                          EZPAWN CONSTRUCTION, INC.
                                          EZPAWN KANSAS, INC.
                                          EZPAWN KENTUCKY, INC.
                                          EZPAWN MISSOURI, INC.
                                          EZPAWN SOUTH CAROLINA, INC.
                                          EZCORP INTERNATIONAL, INC.
                                          EZ MONEY NORTH CAROLINA, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------


                                          TEXAS EZPAWN L.P.

                                          By:    TEXAS EZPAWN MANAGEMENT, INC.,
                                                 its sole general partner


                                          By:
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------



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